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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Crossroads Systems, Inc. (the "Company") hereby certify that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended January 31, 2004 as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 8, 2004

/s/ Andrea Wenholz
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Andrea Wenholz
Vice President and Chief Financial Officer